UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2011

DriveTime Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14759	86-0721358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

DT Acceptance Corporation

(Exact name of registrant as specified in its charter)

Arizona	333-169730	82-0587346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4020 East Indian School Road, Phoenix, Arizona 85018

(Address of principal executive offices, with zip code)

(602) 852-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On May 4, 2011, DriveTime Automotive Group, Inc. (“DTAG”) and DT Acceptance Corporation (“DTAC”) issued a press release announcing the commencement of an exchange offer for $151 million aggregate principal amount of their outstanding 12.625% Senior Secured Notes due 2017 (the “outstanding notes”), and the guarantees thereof, that were originally issued in a private offering on June 4, 2010. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 on Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

99.1  Press Release, dated May 4, 2011.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: May 4, 2011	DRIVETIME AUTOMOTIVE GROUP, INC.

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: May 4, 2011	DT ACCEPTANCE CORPORATION

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

EXHIBIT INDEX

99.1  Press Release, dated May 4, 2011.